Nextdoor Investor Update Q2 2025 © 2025 Nextdoor. All rights reserved. Exhibit 99.1

John T. Williams 2 Head of Investor Relations

Certain statements in this Investor Update may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “plan,” or “potentially” or the negatives of these terms or variations of them or similar terminology. These statements include, but are not limited to, statements regarding our future performance and our market opportunity, including expected financial results for the third quarter of 2025, the second half of 2025, and 2026, trends and expectations regarding our business and operating results, including the implementation and potential impact of our new Nextdoor initiative, our expectations on Verified Neighbor growth, our business strategy and plans, and our objectives and future operations, including our expansion into new markets. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date of this Investor Update, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to scale our business and monetization efforts; our ability to expand business operations abroad; our limited operating history; risks associated with managing our growth; our ability to achieve and maintain profitability in the future; the effects of the highly competitive market in which we operate; the impact of macroeconomic conditions on our business, including the impact of significant political, trade and regulatory developments; our ability to attract new and retain existing customers and users, or renew and expand our relationships with them; our ability to anticipate and satisfy customer preferences; market acceptance of our platform; our ability to successfully develop and timely introduce new products and services; risks associated with the use of AI and ML-driven features in our platform; our ability to achieve our objectives of strategic and operational initiatives; cybersecurity risks to our various systems and software; the impact of privacy and data security laws and other applicable laws and regulations; and other general market, political, economic, and business conditions. Additional risks and uncertainties that could affect our financial results and business are more fully described in our Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed on August 7, 2025, and our other SEC filings, which are available on the Investor Relations page of our website at investors.nextdoor.com and on the SEC’s website at www.sec.gov. All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements.We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Investor Update or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on the forward-looking statements in this Investor Update. This Investor Update includes certain non-GAAP financial measures (including on a forward-looking basis). These non-GAAP measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. A reconciliation of the non-GAAP financial measures used in this Investor Update to their nearest GAAP equivalent is included in the Appendix to this Investor Update. Nextdoor believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Nextdoor. Nextdoor’s management uses forward-looking non-GAAP measures to evaluate Nextdoor’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Nextdoor’s financial measures. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Nextdoor’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. 3 Disclaimer

Nirav Tolia 4 CEO

5 Our Transformation has begun Business Our focus on productivity has improved revenue yields and cash flow. Culture We remain deeply committed to the power and potential of local communities, putting neighbors at the center of everything we do. Product We launched News, Alerts, and AI Faves, and are now scaling the new Nextdoor experience across our full user base.

The launch of the new Nextdoor was a refounding moment 6

7 News

8 Alerts

9 Faves

10 A transformed value proposition Legacy Nextdoor The New Nextdoor Timely but reactive Real-time and proactive Serendipitous Structured + predictable Neighbor-created content Neighbors + authoritative sources Feed-based UI Structure and improved search Separate conservations AI-generated summaries

How our product strategy comes to life Past Present Future Information Utility-focused, lower content relevance News content increases feed relevance Broad 1P and 3P Content Alerts Basic alerts, limited structure Real-time, high-value Alerts focused on critical events Dynamic, personalized Alerts tied to user interests and commercial signals Recommendations Functional but not commerce-ready AI-powered Faves surface relevant content AI-driven Faves evolve, additional utility for users and businesses 11

12 Tracking key signals from a stronger ecosystem Indicator Why does it matter? Initial focus areas Content quality and quantity More relevant feed drives usage, impacts NPS, signals ecosystem vibrancy Improve distribution (news ~5% of content) Increase repeat visits Platform WAU Validates platform value and utility Retain active users Drive growth in new audience segments

13 Q2 Performance Update Users +1% y/y 22M Platform WAU Users grew modestly y/y ahead of our product launch Revenue +3% y/y $65M Self-serve grew 27% y/y, was 58% of Q2 revenue; large advertiser spend improved quarter-over-quarter Profitability1 Net Margin +4 ppt y/y Adj. EBITDA margin +6 ppt y/y Sustained efficiency efforts drove productivity gains and margin improvement Metrics as of 6/30/2025. Some figures may not tie due to rounding. A reconciliation of non-GAAP metrics used in this Investor Update to their most comparable GAAP measures is provided in the Appendix at the end of this Investor Update.. 1 Net margin and operating expenses for prior year period exclude $26M in restructuring charges

Product Redoubles commitment to exceptional, local community-focused product. 14 Culture Resets cost structure to support a more focused and efficient workforce. Business Accelerates path to Adjusted EBITDA breakeven in Q4 2025 and full-year 2026. Restructuring plan accelerates our focus and efficiency A reconciliation of non-GAAP metrics used in this presentation to their most comparable GAAP measures is provided in the Appendix at the end of this presentation.

Nirav Tolia 15 CEO

Matt Anderson 16 CFO

17 Self-serve growth reflects better advertiser outcomes Some figures may not tie due to rounding. Our product investments have driven durable self-serve momentum. Investments in self-serve make campaign creation/management easier for small/mid-sized customers. Automated click optimization makes it easier for self-serve buyers to achieve stronger performance outcomes. Self-serve mix shift unlocks operating leverage, productivity improvements. Self-serve revenue ($M) and y/y growth

18 Platform WAU Some figures may not tie due to rounding. Platform WAU reflects users who open our application, log on to our website at least once during a defined 7-day period. Platform WAU is our primary user metric. It includes users who engage directly on the Nextdoor app or website. Platform WAU reflected steady user acquisition and experimentation ahead of our new Nextdoor launch. Ahead of that launch, we temporarily scaled back user acquisition initiatives. (M)

19 Revenue Some figures may not tie due to rounding. ($M) Self-serve growth continues to stand out. Q2 revenue was $65M, +3% year-over-year as advertiser performance improvements offset ad supply reductions tied to product transition. Self-serve revenue grew 27% year-over-year in Q2 and represented nearly 60% of total revenue. Large advertiser improved quarter-over-quarter, and we have made significant progress towards unlocking programmatic budgets later this year.

20 Net Income (Loss) Some figures may not tie due to rounding. Net loss includes restructuring costs of $26M in Q2'24. ($M) Operating leverage improved year-over-year. Net loss and margin were ($15M) and (24%), respectively. Net margin improved by 44 ppt year-over-year. Margin improvement was driven by a 24% year-over-year decline in GAAP operating expenses.

21 Adjusted EBITDA Some figures may not tie due to rounding. A reconciliation of non-GAAP metrics used in this presentation to their most comparable GAAP measures is provided in the Appendix at the end of this presentation. ($M) Margin gains reflect improved efficiency, spending discipline, and stronger execution. Adjusted EBITDA was ($2M), representing a (3%) margin. Adjusted EBITDA margin improved by 6 percentage points year-over-year, and we generated positive Operating Cash Flow for the third consecutive quarter. Sales and marketing efficiency drove the majority of our year-over-year improvement.

22 Productivity and Capital Allocation Some figures may not tie due to rounding. Annualized Revenue/FTE ($000) Productivity has improved, and product investment remains our focus. Revenue/FTE has improved 58% over the last two years. Resource allocation toward product further contributed to a nearly 30 percentage point improvement in adjusted EBITDA margin over the last two years. Strong balance sheet provides flexibility: $413M in cash, cash equivalents, and marketable securities at Q2-end. We repurchased 3.7M shares in Q2.

Additional details: Changes related to the new Nextdoor, including the updated UX and continued experimentation will limit ad impression growth in Q3. We expect large advertiser spending will continue to be down year-over-year, offsetting continued growth in other channels. We expect to achieve quarterly adjusted EBITDA breakeven in Q4 2025 and full-year adjusted EBITDA breakeven in fiscal year 2026. 23 Financial Outlook Some figures may not tie due to rounding. Outlook as of 8/7/2025. Q3’25 outlook y/y change Revenue $66M 0% y/y Adj. EBITDA ($5M) (6%) y/y Adj. EBITDA Margin (8%) (6) ppt y/y

24

Appendix 25

26 Condensed Consolidated Balance Sheets in thousands, except per share data (unaudited) Some figures may not tie due to rounding.

27 Condensed Consolidated Statements of Operations in thousands, except per share data (unaudited) Some figures may not tie due to rounding.

28 Condensed Consolidated Statements of Cash Flows in thousands (unaudited) Some figures may not tie due to rounding.

We have not reconciled our adjusted EBITDA and adjusted EBITDA margin outlook to GAAP net loss or GAAP net loss margin because certain items that impact GAAP net loss and GAAP net loss margin are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2025 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of adjusted EBITDA outlook to net loss and adjusted EBITDA margin to GAAP net loss margin is not available without unreasonable efforts. To supplement our condensed consolidated financial statements, which are prepared in accordance with GAAP, we present non-GAAP adjusted EBITDA and adjusted EBITDA margin in this Investor Update. Our use of non-GAAP financial measures has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for analysis of financial results as reported under GAAP. We use these non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including in the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. In addition, adjusted EBITDA is widely used by investors and securities analysts to measure a company's operating performance. We exclude the following items from one or more of our non-GAAP financial measures: stock-based compensation expense (non-cash expense calculated by companies using a variety of valuation methodologies and subjective assumptions), depreciation and amortization (non-cash expense), interest income, provision for income taxes, and, if applicable, restructuring charges and acquisition-related costs. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, (1) stock-based compensation expense has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy, (2) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and our non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements, and (3) adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; (b) interest expense (if any), or the cash requirements necessary to service interest or principal payments on debt (if any), which reduces cash available to us; or (c) tax payments that may represent a reduction in cash available to us. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures. A reconciliation of these non-GAAP measures has been provided on the following page. 29 Non-GAAP Financial Measures

30 Adjusted EBITDA Reconciliation in thousands (unaudited) Some figures may not tie due to rounding.